UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 18, 2014 (August 11, 2014)

2U, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE

(STATE OF INCORPORATION)

001-36376	26-2335939
(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

8201 Corporate Drive, Suite 900
Landover, MD	20785
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(301) 892-4350

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events.

On August 11, 2014, Christopher J. Paucek, Chief Executive Officer of 2U, Inc. (the “Company”), entered into a Rule 10b5-1 trading plan with a broker to sell shares of the Company’s common stock to be acquired upon exercise of certain of Mr. Paucek’s employee stock options.  Mr. Paucek’s plan, executed during the Company’s most recent open trading window, becomes effective on September 25, 2014.  Pursuant to the plan, stock options with respect to a maximum of 80,000 shares of the Company’s common stock may be exercised and the underlying common stock sold on predetermined dates between September 25, 2014, and August 4, 2015, subject to certain predetermined criteria based on the market price of the Company’s common stock, after which time the plan will terminate. Mr. Paucek entered into the plan as part of his personal long-term investment strategy for asset diversification.

On September 8, 2014, Robert L. Cohen, President and Chief Operating Officer of the Company, entered into a Rule 10b5-1 trading plan with a broker to sell shares of the Company’s common stock previously acquired in the Company’s Series A and Series B financing rounds.  Mr. Cohen’s plan, executed during the Company’s most recent open trading window, becomes effective on October 12, 2014.  Pursuant to the plan, a maximum of 150,000 shares of the Company’s common stock may be sold on predetermined dates between October 12, 2014, and October 15, 2015, subject to certain predetermined criteria based on the market price of the Company’s common stock, after which time the plan will terminate. Mr. Cohen entered into the plan as part of his personal long-term investment strategy for asset diversification.

On August 24, 2014, Jeff Rinehart, Chief Marketing Officer of the Company, entered into a Rule 10b5-1 trading plan with a broker to sell shares of the Company’s common stock to be acquired upon exercise of certain of Mr. Rinehart’s employee stock options.  Mr. Rinehart’s plan, executed during the Company’s most recent open trading window, becomes effective on September 26, 2014.  Pursuant to the plan, stock options with respect to a maximum of 64,800 shares of the Company’s common stock may be exercised and the underlying common stock sold on predetermined dates between September 26, 2014, and August 4, 2015, subject to certain predetermined criteria based on the market price of the Company’s common stock, after which time the plan will terminate. Mr. Rinehart entered into the plan as part of his personal long-term investment strategy for asset diversification.

On August 26, 2014, James Kenigsberg, Chief Technology Officer of the Company, entered into a Rule 10b5-1 trading plan with a broker to sell shares of the Company’s common stock to be acquired upon exercise of certain of Mr. Kenigsberg’s employee stock options.  Mr. Kenigsberg’s plan, executed during the Company’s most recent open trading window, becomes effective on September 25, 2014.  Pursuant to the plan, stock options with respect to a maximum of 80,400 shares of the Company’s common stock may be exercised and the underlying common stock sold on predetermined dates between September 25, 2014, and August 17, 2015, subject to certain predetermined criteria based on the market price of the Company’s common stock, after which time the plan will terminate. Mr. Kenigsberg entered into the plan as part of his personal long-term investment strategy for asset diversification.

Mr. Paucek, Mr. Cohen, Mr. Rinehart and Mr. Kenigsberg will each report any transactions under their respective 10b5-1 plans through Form 144 and Form 4 filings with the Securities and Exchange Commission, as appropriate.  Each plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company’s insider trading policy.

The Company does not undertake to report on specific Rule 10b5-1 trading plans of Company officers or to report on modifications or terminations of the aforementioned plans or of the plans of any other individual.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

2U, INC.

	By:	/s/ Todd Glassman
	Name:	Todd Glassman
	Title:	General Counsel and Secretary

Date: September 18, 2014